UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 6, 2007

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)
Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85034
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)     On September 6, 2007, the Board of Directors (the "Board") of US Airways Group, Inc. ("US Airways Group"), America West Airlines, Inc., US Airways, Inc. and America West Holdings Corporation (collectively, the "Company") appointed Robert D. Isom, Jr., age 43, to the position of Executive Vice President and Chief Operating Officer of the Company effective September 6, 2007.

Prior to joining the Company, Mr. Isom served as Chief Restructuring Officer of GMAC, LLC from October 2006 through August 2007 and as Chief Operating Officer, Residential Finance Group, GMAC ResCap from October 2005 through September 2006. He served as Senior Vice President, Ground Operations and Customer Service of Northwest Airlines, Inc. from 2003 until 2005 and as Vice President, International of Northwest Airlines, Inc. from 2001 until 2003. Mr. Isom served Northwest from 1991 through 1995 and 2000 through 2001 in various positions, including Vice President, Finance and Director, Cargo Strategic Planning. From 1995 through 2000, Mr. Isom held senior management positions in finance, operations and revenue management at America West Airlines, Inc.

Mr. Isom's annual base salary will be $400,000. He will also receive a one-time initial payment upon joining the Company of $120,000. Mr. Isom must repay 100% of the initial payment if he voluntarily terminates his employment with us before completing 12 months of service or if he is terminated for cause, and he must repay 50% of the initial payment if he voluntarily terminates employment with us after 12 months of employment but before completing 24 months of employment.

Consistent with our objective of aligning the interests of our executives officers with our stockholders, Mr. Isom received a grant of 70,000 stock appreciation rights on September 6, 2007, vesting one-third on each of September 6, 2008, 2009 and 2010, with an exercise price equal to the fair market value of US Airways Group's common stock on the date of grant. He also received a grant of 35,000 restricted stock units on September 6, 2007, vesting one-third on each of September 6, 2008, 2009 and 2010.

To align Mr. Isom's variable, performance based compensation with the financial goals of the Company, he will participate in both our annual Incentive Compensation Plan (the "ICP") and our long-term Performance-Based Award Plan (the "Performance Plan"). These plans are described more fully in the Company's Proxy Statement for the Annual Meeting of Stockholders held on May 15, 2007 (the "2007 Proxy Statement"), which descriptions are incorporated herein by reference. Mr. Isom will participate in the ICP at the Executive Vice President level, under the same performance metrics approved by the Company's Compensation and Human Resources Committee (the "Committee") for 2007, with a 2007 target bonus equal to 60% of base salary, a maximum bonus equal to 120% of base salary and a threshold bonus equal to 30% of base salary. Pursuant to the terms of the ICP, any 2007 award to Mr. Isom under the ICP will be pro-rated based on the actual number of full months that he serves during the year. To align performance incentives throughout our ranks, the Committee determined that no ICP awards will be paid out, including Mr. Isom's award, if there is not a payout under our employee profit sharing plan. In addition, Mr. Isom will be eligible to receive a separate bonus payment for 2007 equal to the difference between (i) the bonus he would receive under the ICP for 2007 if the plan did not require pro-rating based on full months of employment, and (ii) the ICP bonus he actually receives for 2007.

Mr. Isom will also be participating in the Performance Plan at the Executive Vice President level, with a target award equal to 100% of base salary, a maximum award of 175% of base salary and a threshold award of 43% of base salary. The Performance Plan further aligns executive performance and incentives with Company performance and stockholder interests by using a performance measure of total stockholder return on US Airways Group common stock, measured over a set performance period, as compared to that of a designated peer group. Because Mr. Isom's employment with the Company began in the middle of existing performance cycles, he has been placed into two special performance cycles that began on September 6, 2007, and run through each of December 31, 2008 and 2009.

Mr. Isom will also participate in the Company's broad-based employee benefit plans, as well as have the opportunity to receive the benefits and perquisites offered to Executive Vice Presidents of the Company, as described in more detail in the 2007 Proxy Statement.

In the event that Mr. Isom is terminated without cause within 24 months following a change-in-control of US Airways Group, he will receive a lump sum payment equal to 24 months of base salary, his then-current target annual incentive award under the ICP (provided such plan pays out to active employees), his then-current target long-term incentive award payment under the Performance Plan (provided such plan pays out to active employees), and 24 months of COBRA continuation coverage premiums for himself and his dependants under all group health plans in which he is enrolled at the time of termination.

A copy of the Company's press release regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)   Exhibits
Exhibit Number	Description
99.1	Press release dated September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: September 6, 2007	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: September 6, 2007	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
America West Airlines, Inc. (REGISTRANT)
Date: September 6, 2007	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated September 6, 2007.